CONVERTIBLE DEBENTURE

DATE:                                          APRIL 27, 2009
PRINCIPAL:                                         $30,000USD
NAME  AND  ADDRESS  OF  HOLDER:     FAHRINSLAND  CAPITAL  LLC
                                         2533  CARSON  STREET
                                 CARSON  CITY,  NEVADA  89706

                        ARTICLE 1  -  INTERPRETATION

1.01 DEFINITIONS. In this Debenture unless there is something in the subject matter or context inconsistent therewith, the following expressions shall have the following meanings namely:

(a) "BUSINESS DAY" means any day other than a Saturday, Sunday, legal holiday or a day on which banking institutions are closed in Toronto, Ontario;

(b) "COMMON SHARES" means the common shares of the capital stock of the Company as such shares were constituted on the date hereof;

(c) "COMPANY" means Novagen Solar (Canada) Ltd. a corporation incorporated under the laws of Canada and its successors and assigns;

(d) "CONVERSION PRICE" means the price per Common Share at which the principal amount of this Debenture shall, at the option of the Holder, from time to time be convertible into Common Shares, initially being $0.01;

(e)     "DEBENTURE  DATE"  means  May  20,  2009;

(f) "EVENT OF DEFAULT" means any of the events specified in section 6.01 hereof;

(g) "GOVERNMENTAL BODY" means any government, parliament, legislature, regulatory authority, commission, board or court or other law, regulation or rule making entity having or purporting to have jurisdiction on behalf of any nation or state or provincial or other subdivision thereof or any municipality, district or subdivision thereof;

(h) "HOLDER" means Fahrinsland Capital LLC, a limited liability corporation incorporated pursuant to the laws of the state of Nevada and its successors and assigns;

(i) "PERSON" means an individual, corporation, partnership, unincorporated syndicate, unincorporated organization, trust, trustee, executor, administrator, or other legal representative, or any group or combination thereof;

(j) "DEBENTURE" means this Debenture and any debenture, deed or instrument supplemental or ancillary thereto and any schedules hereto or thereto and not to any particular article, section, subsection, clause, subclause or other portion hereof; and

(k) "REDEMPTION DATE" means that day which is the 120th consecutive day following (but not including) the Debenture Date.

1.02 GENDER. Whenever used in this Debenture, words importing the singular number only shall include the plural, and vice versa, and words importing the masculine gender shall include the feminine gender.

1.03 CURRENCY. Unless otherwise indicated, all dollar amounts referred to in this Agreement are in lawful money of the United States of America.

1.04 NUMBERING OF ARTICLES, ETC. Unless otherwise stated, a reference herein to a numbered or lettered article, section, subsection, clause, subclause or schedule refers to the article, section, subsection, clause, subclause or schedule bearing that number or letter in this Debenture.

1.05 DAY NOT A BUSINESS DAY. In the event that any day on or before which any action is required to be taken hereunder is not a Business Day, then such action shall be required to be taken on or before the requisite time on the next succeeding day that is a Business Day. If the payment of any amount is deferred for any period, then such period shall be included for purposes of the computation of any interest payable hereunder.

1.06 COMPUTATION OF TIME PERIOD. Except to the extent otherwise provided herein, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding".

                        ARTICLE 2  -  PROMISE TO PAY

2.01 INDEBTEDNESS. The Company, for value received, and in consideration of the premises hereby acknowledges itself indebted to the Holder and promises and covenants with the Holder to pay to the Holder the sum of THIRTY THOUSAND DOLLARS ($30,000) (the "PRINCIPAL SUM") on or before the Redemption Date.

2.02 NO MERGER. Neither the taking of any judgment nor the exercise of any power of seizure or realization shall operate to extinguish the obligation of the Company to pay the sum secured by this Debenture and shall not operate as a merger of any covenant in this Debenture, and the acceptance of any payment or alternate security shall not constitute or create a novation, and the taking of a judgment or judgments under a covenant herein contained shall not operate as a merger of those covenants or affect the Holder's right to interest under this Debenture.

                           ARTICLE 3  -  INTEREST

3.01 NO INTEREST. The Company shall pay interest on that portion of the Principal Sum outstanding from time to time effective from (but not including) the Redemption Date up to and including the date of payment at 30% per annum, calculated annually.

3.02 PREPAYMENT. The Company may, at any time when not in default hereunder, on five Business Days prior written notice to the Holder, prepay all of the principal amount outstanding hereunder without penalty or bonus, provided that such prepayment shall not result in any breach by the Company of or any default by the Company under the terms and conditions of this Debenture.

                       ARTICLE 4  -  CONVERSION RIGHTS

4.01 RIGHT TO CONVERT. Subject to and upon compliance with the provisions of this Article, and, without limiting the generality of the foregoing, the entire Principal Sum may be converted at the option of the Holder into fully paid and non-assessable Common Shares at the Conversion Price at any time upon the occurrence an Event of Default (as hereinafter defined). The Holder shall not have any right to partial conversion of the Principal Sum.

4.02     EXERCISE OF CONVERSION PRIVILEGE.

(a) In order to exercise the conversion privilege, the Holder must surrender this Debenture to the Company at its principal office in Toronto, Ontario, accompanied by written notice (which shall be irrevocable) in the form of Schedule "A" hereto signed by such Holder stating that it elects to convert this Debenture. The surrender of this Debenture accompanied by such written notice shall be deemed to constitute a contract between the Holder of this Debenture and the Company whereby (i) the Holder subscribes for the number of Common Shares which it shall be entitled to receive on such conversion, (ii) the Holder releases the Company from all liability under this Debenture or from all liability with respect to the Principal Sum, and (iii) the Company agrees that the surrender of the Debenture for conversion constitutes full payment of the subscription price for the Common Shares issuable upon such conversion. The date of receipt by the Company of this Debenture and such notice is herein referred to as the "CONVERSION DATE" of such Debenture.

(b) Any election by the Holder to convert this Debenture delivered in accordance with section 4.02 hereof shall be deemed to have been effected on the Conversion Date and at such time the rights of the Holder of this Debenture as such Holder shall cease and the person in whose name any certificate or certificates for Common Shares shall be deliverable upon such conversion shall be deemed to have become on the Conversion Date the holder of record of the Common Shares represented thereby; provided, however, that no such surrender on any date when the share transfer registry for Common Shares of the Company is closed shall be effective to constitute the person entitled to receive such Common Shares upon such conversion as the holder of record of such Common Shares on the Conversion Date, but such surrender shall be effective to constitute the person entitled to receive such Common Shares as the holder of record thereof for all purposes at the close of business on the next succeeding Business Day on which such share transfer registry is open.

(c) As promptly as practicable after the expiration of the Conversion Date, the Company shall issue or cause to be issued and deliver or cause to be delivered to the Holder a certificate or certificates in the name of the Holder for the number of Common Shares deliverable upon the conversion of such Debenture.

(d) Common Shares issued upon conversion shall rank only in respect of dividends declared in favour of shareholders of record on and after the Conversion Date.

4.03 NO FRACTIONAL COMMON SHARES. Notwithstanding anything herein contained, the Company shall in no case be required to issue fractional Common Shares upon the conversion of this Debenture. If any fractional interest in a Common Share would, except for the provisions of this section, be deliverable upon the conversion of any Debenture, the number of Common Shares issuable to the Holder shall be rounded to the next lower whole number of Common Shares and such holder shall be entitled to a cash payment in lieu thereof equal to such fractional interest multiplied by the closing market price of the Common Shares on the Date of Conversion.

4.04 ADJUSTMENT TO CONVERSION PRICE. The Conversion Price in effect at any time is subject to adjustment if and whenever at any time after the date hereof the Company:

(a) issues Common Shares or securities exchangeable for or convertible into Common Shares to all or substantially all the holders of the Common Shares as a stock dividend;

(b) issues Common Shares or securities exchangeable for or convertible into Common Shares to all or substantially all the holders of the Common Shares as a stock dividend;

(c) subdivides its outstanding Common Shares into a greater number of shares; or

(d) consolidates its outstanding Common Shares into a smaller number of shares;

(any of such events being called a "COMMON SHARE REORGANIZATION"). In the event of a Common Share Reorganization, the Conversion Price will be adjusted effective immediately upon the date on which the holders of Common Shares are determined for the purpose of the Common Share Reorganization (the "RECORD DATE") by multiplying the Conversion Price by a fraction, the numerator of which is the number of Common Shares outstanding on the Record Date before giving effect to such Common Share Reorganization and the denominator of which is the number of Common Shares outstanding immediately after giving effect to such Common Share Reorganization (including, in the case where securities exchangeable for or convertible into Common Shares are distributed, the number of Common Shares that would have been outstanding had all such securities been exchanged for or converted into Common Shares on the Record Date).

4.05     RULES REGARDING CALCULATION OF ADJUSTMENT OF CONVERSION PRICE.

(a) The adjustments provided for in section 4.04 are cumulative and will, in the case of adjustments to the Conversion Price, be computed to the nearest one-tenth of one cent and will be made successively whenever an event referred to therein occurs, subject to the following subsections of this section 4.05.

(b) No adjustment in the Conversion Price is required to be made unless such adjustment would result in a change of at least one per cent (1%) in the prevailing Conversion Price; provided, however, that any adjustments which, except for the provisions of this subsection, would otherwise have been required to be made, will be carried forward and taken into account in any subsequent adjustments.

(c) If at any time a dispute arises with respect to adjustments provided for in section 4.04, such dispute will be conclusively determined by the auditors of the Company or if they are unable or unwilling to act, by such other firm of independent chartered accountants as may be selected by the Holder at the cost of the Company and any such determination will be binding upon the Company, the holders of this Debenture and shareholders of the Company. The Company will provide such auditors or accountants with access to all necessary records of the Company.

4.06 RESERVATION OF COMMON SHARES. The Company shall at all times when any part of this Debenture remains outstanding reserve and keep available out of its authorized but unissued Common Shares, for the purpose of effecting the conversion of this Debenture, such number of Common Shares as shall from time to time be sufficient to effect the conversion hereof. As a condition precedent to the taking of any action which would require any adjustment in the conversion privilege pursuant to this Debenture, including the Conversion Price, the Company must take any corporate action necessary in order that the Company have unissued and reserved in its authorized capital and may validly and legally issue as fully paid and non-assessable all the shares or other securities which the Holder of this Debenture is entitled to receive on the full exercise of its conversion rights in accordance with the provisions hereof.

4.07     NOTICE OF ADJUSTMENT.

(a) The Company will from time to time, immediately after the occurrence of any event which requires an adjustment or readjustment as provided in section 4.04, forthwith give notice to the Holder of this Debenture specifying the event requiring such adjustment or readjustment and the results thereof, including the resulting Conversion Price.

(b) The Company covenants to and in favour of the Holder of this Debenture that so long as any principal amount hereunder remains outstanding, it will give notice to the Holder of this Debenture of its intention to fix a record date for any event referred to in section 4.04 (other than the subdivision or consolidation of the Common Shares) which may give rise to an adjustment in the Conversion Price, and, in each case, such notice must specify the particulars of such event and the record date and the effective date for such event; provided that the Company is only required to specify in such notice such particulars of such event as have been fixed and determined on the date on which such notice is given. Such notice must be given not less than 14 days in each case prior to such applicable record date or effective date.

   ARTICLE 5  -     COVENANTS, REPRESENTATIONS AND WARRANTIES OF THE COMPANY

5.01 COVENANTS. The Company hereby covenants and agrees with the Holder that:

(A) NO CHANGE IN CAPITAL. Until the Principal Sum is paid in full or this Debenture is converted in accordance with Article 4 hereof the Company shall not do any of the following without the written consent of the Holder unless such event is a Common Share Reorganization:

(i)     issue or distribute:

(A)     shares of any class of the capital stock of the Company;

(B) rights, options or warrants to acquire shares or securities exchangeable for or convertible into shares of the capital stock, property or other assets of the Company;

(C)     evidence of indebtedness; or

(D)     any property or other assets;

(ii) enter into, undertake or permit any agreement, undertaking or other obligation (contingent or otherwise) to issue shares of any class of the capital stock of the Company at any time;

(iii) execute, enter into, grant or permit any agreement, undertaking or other obligation (contingent or otherwise) to issue shares of any class of the capital stock of the Company at any time; or

(iv) enter into any transaction whereby all or substantially all of its undertaking, property or assets of the Company would become the property of any other corporation whether by way of reorganization, reconstruction, consolidation, amalgamation, merger, transfer, sale, disposition or otherwise.

(B) PAY PRINCIPAL SUM. The Company shall pay or cause to be paid to the Holder the Principal Sum and any other sum payable on or pursuant to this Debenture on or before the Redemption Date, at the place, in the currency and in the manner described herein;

(C) CARRY ON BUSINESS. The Company shall carry on and conduct its business in a proper and efficient manner, accepted practices and applicable laws, rules and regulations;

(D) REMAIN A REPORTING ISSUER. The Company shall make all requisite filings under the United States Securities Act of 1933 and the Exchange Act of 1934, as amended, including those filings necessary to remain a reporting issuer not in default of any requirement of such Acts and the rules and regulations promulgated thereunder;

(E) MAINTAIN MARKET FOR SECURITIES. The Company shall maintain in good standing the quotation of the Common Shares upon the NASD over-the-counter bulletin board at all times while the Company may be subject to any obligations under this Debenture;

(F) PROVIDE FINANCIAL STATEMENTS. The Company shall provide to the Holder all financial statements and other documentation that the Company is required by law to provide to its shareholders and within the time limits applicable thereto;

(G) EVENT OF DEFAULT. The Company shall give the Holder prompt written notice of the occurrence of any Event of Default, or any event or circumstance that, with the giving of notice or lapse of time or both, would constitute an Event of Default;

(H) CORPORATE STATUS. The Company shall preserve and maintain its corporate existence and all licenses and permits that are material to the proper conduct of its business and it shall refrain from changing its name;

(I) INFORMATION. The Company shall keep and maintain proper books of account and other records in accordance with generally accepted accounting principles and shall furnish to the Holder such information concerning the Company and its undertaking, property, rights and assets as the Holder may reasonably request;

(J) INFORMATION REGARDING SUITS. The Company shall give prompt written notice to the Holder of any suit, action or proceeding before any court, administrative board or other tribunal materially affecting the Company or the Holder's rights hereunder; and

(K) DEFENCE OF SUITS. The Company shall, at its expense, defend or cause to be defended the Company against any suit, action or proceeding before any court, administrative board or other tribunal materially affecting the Company or the Holder's rights hereunder.

5.02 REPRESENTATION AND WARRANTY. The Company hereby represents and warrants with and to the Holder that the Company is duly authorized and has the corporate and lawful power and authority to create and issue this Debenture and that this Debenture represents a valid, legal and binding obligation of the Company enforceable in accordance with its terms.

                    ARTICLE 6  -  DEFAULT AND ENFORCEMENT

6.01 EVENTS OF DEFAULT. The Principal Sum shall immediately become due and payable upon the occurrence of any of the following events (each such event being called an "EVENT OF DEFAULT"):

(a) if there occurs any default in payment of the Principal Sum when due, whether under subsection 5.01(b) or otherwise;

(b) if the Company makes default in the observance or performance of any covenant referred to in subsections 5.01(a), (d) or (e) hereof;

(c) if the Company makes default in the observance or performance of any covenant or condition to which it is subject pursuant to this Debenture (other than the covenants referred to in subsections 6.01(a) or (b) hereof) or any other agreement now or hereafter made with the Holder and it fails to remedy such default within a period of ten days from receipt of written notice of such default from the Holder;

(d) if an order is made or, without the prior written consent of the Holder, an effective resolution is passed for the winding-up, liquidation or dissolution of the Company or if a petition is filed for the winding-up of the Company, and the same not be disputed diligently and in good faith by the Company;

(e) if the Company makes a general assignment for the benefit of its creditors or a proposal under any applicable bankruptcy law, or is declared bankrupt, or if a liquidator, trustee in bankruptcy or any other officer with similar powers is appointed to take control of the Company or any substantial part thereof;

(f) if any proceeding with respect to the Company is commenced under the Companies' Creditors Arrangement Act (Canada) or any similar legislation;

(g) if any execution or any other process of any court becomes enforceable against the Company which may have a material adverse affect on the Company's financial affairs and operations or any material part of its assets or property or if a distress or analogous process is levied upon any of its assets or property or if an encumbrancer takes possession of any of its assets or property, provided that such execution, distress or analogous process or possession by an encumbrancer is not diligently and in good faith being contested by the Company;

(h) if the Company ceases, or threatens to cease, to carry on business or commits, or threatens to commit, any act of bankruptcy; and

(i) if any representation or warranty made by the Company hereunder or in any certificate or other instrument furnished to the Holder in regard hereto was false or misleading at the time when it was made in any material respect.

6.02     REMEDIES IN CASE OF DEFAULT.   The Company covenants and agrees that if
any Event of Default occurs, then upon demand of the Holder without need for any further declaration, formality, notice or other communication, all of which are hereby expressly waived by the Company, the Company shall immediately pay to the Holder the Principal Sum and in addition thereto, such further amount as shall be sufficient to cover reasonable compensation to the Holder, its agents and counsel, and all other expenses and liabilities incurred, and all advances made, by the Holder (the "DEFAULT PAYMENT"). At any time during the period from the occurrence of an Event of Default until payment in full of the Default Payment to the Holder, the entire Principal Sum may be converted at the option of the Holder into fully paid and non-assessable Common Shares at the Conversion Price in accordance with Article 4 hereof.

                            ARTICLE 7  -  WAIVER

7.01 WAIVER. The Holder may waive in writing any breach of any of the provisions contained in this Debenture or any default by the Company in the observance or performance of any covenant, condition or obligation required to be observed or performed by it under the terms of this Debenture. No waiver, consent, act or omission by the Holder shall extend to or be taken in any manner whatsoever to affect any subsequent breach or default or the rights resulting therefrom and no waiver or consent by the Holder shall bind the Holder unless it is in writing. The inspection or approval by the Holder of any document or matter or thing done by the Company shall not be deemed to be a warranty or holding out of the adequacy, effectiveness, validity or binding effect of such document, matter or thing or a waiver of the Company's obligations.

                  ARTICLE 8  -  OTHER RIGHTS OF THE HOLDER

8.01 RIGHTS OF SET-OFF. The Company acknowledges and agrees that the Principal Sum shall be paid, satisfied and discharged to the Holder without regard to such dealings as may from time to time occur as between any one or more of the Holder, the Company and any other person and without regard to such equities or rights of set-off or counterclaim which may from time to time exist between any one or more of the Holder, the Company or any other person, and that the Principal Sum and any other obligations hereby created shall be paid without regard to any equities between the Company and the holder hereof or any set-off or cross-claims and the receipt of the Holder for the payment of the Principal Sum will be a good discharge to the Company in respect thereof.

                         ARTICLE 9  -  MISCELLANEOUS

9.01     TIME.  Time shall be of the essence of this Debenture.

9.02 GOVERNING LAW. This Debenture shall be governed by, and construed in accordance with, the laws of the Province of Ontario and the laws of Canada applicable therein but the reference to such laws shall not, by conflict of laws rules or otherwise, require the application of the law of any jurisdiction other than the Province of British Columbia. The Company hereby irrevocably attorns to the jurisdiction of the Courts of the Province of British Columbia.

9.03 SEVERABILITY. If any one or more of the provisions or parts thereof contained in this Debenture should be or become invalid, illegal or unenforceable in any respect in any jurisdiction, the remaining provisions or parts thereof contained herein shall be and shall be conclusively deemed to be, as to such jurisdiction, severable therefrom and:

(a) the validity, legality or enforceability of such remaining provisions or parts thereof shall not in any way be affected or impaired by the severance of the provisions or parts thereof severed; and

(b) the invalidity, illegality or unenforceability of any provision or part thereof contained in this Debenture in any jurisdiction shall not affect or impair such provision or part thereof or any other provisions of this Debenture in any other jurisdiction.

9.04 HEADINGS. The headings of the articles, sections, subsections and clauses of this Debenture have been inserted for convenience and reference only and do not define, limit, alter or enlarge the meaning of any provision of this Debenture.

9.05 BINDING EFFECT. This Debenture and all of its provisions shall enure to the benefit of the Holder, its successors and assigns, and shall be binding upon the Company and its successors and permitted assigns. The expression the "HOLDER" as used herein includes the Holder's assigns whether immediate or derivative.

                            ARTICLE 10  -  NOTICE

10.01 Any notice, document or communication required or permitted by this Debenture to be given by a party hereto shall be in writing and is sufficiently given if delivered personally, or if sent by prepaid registered mail posted in Canada, or if transmitted by any form of recorded telecommunication tested prior to transmission, to such party addressed as follows:

(a)     to the Holder at:

        Laughlin  Associates,  Inc.
        2533  North  Carson  Street
        Carson  City,  NV  89706
        Facsimile:  775.883.4874

(b)     to the Company at:

        4620  888  3rd  Street  SW,  Suite  1000
        Calgary,  AB  T2P  5C5
        Attention:  Fidel  Thomas,  President
        Facsimile:  403.206.7062

Notice so mailed shall be deemed to have been given on the fifth business day after deposit in a post office or public letter box. Neither party shall mail any notice, request or other communication hereunder during any period in which Canadian postal workers are on strike or if such strike is imminent and may reasonably be anticipated to affect the normal delivery of mail. Notice transmitted by a form of recorded telecommunication or delivered personally shall be deemed given on the day of transmission or personal delivery, as the case may be. Any party may from to time notify the other in the manner provided herein of any change of address which thereafter, until change by like notice, shall be the address of such party for all purposes hereof.

IN WITNESS WHEREOF the Company has duly executed these presents under the hands of its proper officers in that behalf under its corporate seal by its duly authorized officers.

                                                          PICKFORD MINERALS INC.




                                                      Per:/s/ Fidel Thomas
                                                          Fidel Thomas
                                                          President & CEO